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                                                                   EXHIBIT 10.16


                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT (the "AGREEMENT") is made and entered into as of June 20, 2000, by and between Wilson Investors - California, LLC, a Delaware limited liability company ("BORROWER"), and Equity Office Properties Management Corp., a Delaware corporation ("LENDER").

                                WITNESSETH: THAT

         WHEREAS, Borrower is the maker of that certain Note (the "NOTE") to Lender in the stated principal amount of $25,000,000 dated as of the date hereof;

         WHEREAS, Borrower and Lender desire to document Lender's obligation to make advances under the Note and to document certain other matters as hereinafter described;

         NOW THEREFORE, in consideration of the foregoing premises, and the agreements and representations hereinafter set forth, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

         19. DEFINED TERMS. Capitalized terms used herein but not defined shall have that meaning ascribed to them in that certain Amended and Restated Operating Agreement No. 1 of Wilson/Equity Office, LLC (the "MASTER AGREEMENT") dated as of August 1, 2000, as the same may be amended from time to time. EOP Investor, L.L.C. and Borrower are the two (2) members of Wilson/Equity Office, LLC. The "applicable EOP Investor in a Project Entity" refers to an Affiliate of EOP Investor, L.L.C. that is or will be a member, together with Wilson/Equity Office, LLC, in a Project Entity.

         20. ADVANCES. Provided all conditions set forth in the Note are satisfied, Lender shall fund advances to Borrower under the Note in accordance with the terms and conditions specified in the Note and as Borrower may request set forth in Section 3 of the Note.

         21. ESTOPPEL CERTIFICATE. Within ten (10) business days after receipt of a request from Borrower, Lender shall provide Borrower with a written estoppel certificate setting forth the amount outstanding under the Note and all amounts paid through the date of such certificate. Such estoppel certificate shall be binding upon Lender absent manifest error.

         22. DEEMED NOTICE OR CONSENT. Notwithstanding any other provision of the Loan Documents, any consent by EOP Investor, L.L.C., or notice by Borrower to EOP Investor, L.L.C. that satisfies the requirements set forth in the Master Agreement, shall be deemed to be a consent by Lender or receipt of notice by Lender, as the case may be, and Borrower shall not be required to obtain any further or additional consent from Lender, or provide any further or additional notice to Lender. Notwithstanding any other provision of the Loan Documents, with respect to a particular Project, any consent by the applicable


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EOP Investor in such Project, or notice by Borrower to such applicable EOP
Investor in such Project that satisfies the requirements set forth in the applicable Project Entity Operating Agreement, shall be deemed to be a consent by Lender or receipt of notice by Lender, as the case may be, with respect to such Project, and Borrower shall not be required to obtain any further or additional consent from Lender, or provide any further or additional notice to Lender.

         23. MISCELLANEOUS.

                  23.1 ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefits of the parties hereto, and their respective heirs, executors, personal representatives, successors, and assigns, provided, however, that this Agreement may not be assigned by Borrower without the prior express written consent of Lender. Lender may assign this Agreement to any Affiliate (as defined in the Master Agreement). Upon such assignment, the assigning Lender shall have no liability hereunder no matter when arising or accruing; upon such assignment, the assignee Lender shall have all such liability, provided, however, that nothing herein shall be deemed to release EOP Investor, L.L.C. from its obligations under the Master Agreement, including but not limited to
Section 5.9 (Loan to Wilson) of the Master Agreement.

                  23.2 NOTICES. All notices given under this Agreement shall be given as provided in the Master Agreement.

                  23.3 GOVERNING LAW. This Agreement shall be construed under and interpreted in accordance with and governed by the laws of the State of Illinois without regard to the conflicts of law provisions thereof.

                  23.4 NO PARTNERSHIP. Nothing contained in this Agreement shall create or be deemed to create any agency, fiduciary, partnership, franchise or joint venture relation between or among Borrower and Lender. No party hereto shall have the power to obligate or bind the other party in any manner whatsoever.

                  23.5 COMPLETE AGREEMENT. As of the effective date hereof, this Agreement contains the full and complete understanding of the parties with respect to the subject matter hereof and replaces any prior agreement or arrangement between the parties, whether oral or written. The provisions of this Agreement may only be amended by a subsequent instrument in writing clearly purporting to effect such amendment and signed by both parties.

                  23.6 WAIVER. The failure of a party hereto to enforce, or the delay by a party hereto to enforce, any of its rights under this Agreement shall not be deemed a continuing waiver or a modification by such party of any of its rights under this Agreement and any party may, within the time provided by the applicable law, commence appropriate proceedings to enforce any or all of its rights under this Agreement and any prior failure to enforce or delay in enforcement shall not constitute a defense.


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                  23.7 PARTIAL INVALIDITY. In the event that any provision of this Agreement shall be found invalid or unenforceable, in whole or in part, by a court of competent jurisdiction or an arbitration tribunal, such provision shall be limited to the minimum extent necessary to render the same valid and enforceable, or shall be excised from this Agreement, as circumstances may require, and this Agreement shall be construed as if said provision had been incorporated herein as so limited, or as if said provision had not been included herein, as the case may be, and enforced to the maximum extent permitted by law.

                  23.8 CONSTRUCTION. Whenever used in this Agreement, the singular shall be construed to include the plural and vice versa, where applicable, and the use of the masculine, feminine or neuter gender shall include the other genders. The subject matter and language of this Agreement has been the subject of negotiations between the parties and their respective counsel, and this Agreement has been jointly prepared by their respective counsel. Accordingly, this Agreement shall not be construed against any party on the basis that this Agreement was drafted by such party or its counsel. Headings of section and subsections are for convenience of reference only, and shall not be construed as a part of this Agreement, or as limiting or defining the scope of any term or provision hereof.

                  23.9 COUNTERPARTS. This Agreement may be executed in any number of identical counterparts, any or all of which may contain signatures of less than all of the parties, and all of which shall be construed together as a single instrument.


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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                                      BORROWER:

                                      WILSON INVESTORS - CALIFORNIA, LLC,
                                      a Delaware limited liability company

                                      By:   /s/ TOM SULLIVAN
                                            ------------------------------------
                                      Name:     TOM SULLIVAN
                                            ------------------------------------
                                      Its:      MANAGER
                                            ------------------------------------


                                      LENDER:

                                      EQUITY OFFICE PROPERTIES MANAGEMENT CORP., a Delaware corporation

                                      By:   /s/ STANLEY M. STEVENS
                                            ------------------------------------
                                      Name:     STANLEY M. STEVENS
                                            ------------------------------------
                                      Its:      VICE PRESIDENT
                                            ------------------------------------